Short-term loans	6 Months Ended
Jun. 30, 2026
Short-Term Debt [Abstract]
Short-term loans
Note 7:	Short-term loans

In March 2013, the Company was provided with a revolving Credit Facility by four financial institutions. The Credit Facility was renewed and amended several times during the past years according to Company's needs and financial position.

In June 2023, the Company signed an amendment to the Credit Facility pursuant to which the term of the Credit Facility was extended by an additional year to June 30, 2024. This amendment also included an increase of $9.8 million to $72 million to the Credit Facility for Loans and a decrease of $11.9 million to the bank guarantees credit lines to $45.9 million. In December 2023, in connection with the acquisition of Siklu, the Company signed an amendment to the Credit Facility in which it obtained the approval of the syndication of banks to carry out Siklu's acquisition and added an additional bank to the syndication agreement. This amendment also included an increase of $5 million to $77 million to the Credit Facility for Loans. In June 2024, the Company signed an amendment to the Credit Facility in the frame of which the Credit Facility was extended by an additional 2 years till June 30, 2026. This amendment included a decrease of $5 million to the bank guarantees credit lines to $40.9 million.

In June 2026, the Company signed an amendment to the Credit Facility pursuant to which the term of the Credit Facility was extended by an additional 26 months to August 31, 2028. This amendment also included a decrease of $20.9 million to the bank guarantees credit lines to $20.0 million, and the approval of an un-committed bank guarantee credit line of $20.0 million. In addition, the covenants have been updated as following: ratio of financial debt, net to accounts receivable increased from 30% to 50%, ratio of financial debt, net to net working capital increase from 30% to 50%.

As of June 30, 2026, the Company has utilized $12.0 million of the $77 million available under the Credit Facility for short-term loans. During 2026, the credit lines carried interest rates in the range of 4.75% and 5.42%.

As of June 30, 2026, the total credit facilities for bank guarantees and for loans is $97.0 million.

The Credit Facility is secured by a floating charge over all Company assets as well as several customary fixed charges on specific assets.

Repayment could be accelerated by the financial institutions in certain events of default including in insolvency events, failure to comply with financial covenants or an event in which a current or future shareholder acquires control (as defined under the Israel Securities Law) of the Company.

The Credit Facility contains financial and other covenants requiring that the Company maintains, among other things, minimum shareholders' equity value and financial assets, a certain ratio between its shareholders' equity (excluding total intangible assets and goodwill) and the total value of its assets (excluding total intangible assets and goodwill) on its balance sheet, a certain ratio between its net financial debt to each of its working capital and accounts receivable.

As of June 30, 2026 and 2025, the Company met all of its covenants.